Exhibit 99.3

EVERSOURCE ENERGY YEAR END 2022 RESULTS February 14, 2023 2022 Year - End Investor Call

EVERSOURCE ENERGY YEAR END 2022 RESULTS | EVERSOURCE

Safe Harbor Statement

All per-share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of Eversource Energy. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities of such business, but rather represent a direct interest in Eversource Energy's assets and liabilities as a whole. EPS by business is a financial measure that is not recognized under generally accepted accounting principles (non-GAAP) and is calculated by dividing the net income or loss attributable to common shareholders of each business by the weighted average diluted Eversource Energy common shares outstanding for the period. Earnings discussions also include non-GAAP financial measures referencing our earnings and EPS excluding certain transaction and transition costs, and our 2021 earnings and EPS excluding charges at CL&P related to an October 2021 settlement agreement that included credits to customers and funding of various customer assistance initiatives and a 2021 storm performance penalty imposed on CL&P by the PURA. Eversource Energy uses these non-GAAP financial measures to evaluate and provide details of earnings results by business and to more fully compare and explain results without including these items. This information is among the primary indicators management uses as a basis for evaluating performance and planning and forecasting of future periods. Management believes the impacts of transaction and transition costs, the CL&P October 2021 settlement agreement, and the 2021 storm performance penalty imposed on CL&P by the PURA, are not indicative of Eversource Energy's ongoing costs and performance. Management views these charges as not directly related to the ongoing operations of the business and therefore not an indicator of baseline operating performance. Due to the nature and significance of the effect of these items on net income attributable to common shareholders and EPS, management believes that the non-GAAP presentation is a more meaningful representation of Eversource Energy's financial performance and provides additional and useful information to readers in analyzing historical and future performance of the business. These non-GAAP financial measures should not be considered as alternatives to Eversource Energy's reported net income attributable to common shareholders or EPS determined in accordance with GAAP as indicators of Eversource Energy's operating performance.

This document includes statements concerning Eversource Energy's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, readers can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could" and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Forward-looking statements are based on the current expectations, estimates, assumptions or projections of management and are not guarantees of future performance. These expectations, estimates, assumptions or projections may vary materially from actual results. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: cyberattacks or breaches, including those resulting in the compromise of the confidentiality of our proprietary information and the personal information of our customers; disruptions in the capital markets or other events that make our access to necessary capital more difficult or costly; changes in economic conditions, including impact on interest rates, tax policies, and customer demand and payment ability; ability or inability to commence and complete our major strategic development projects and opportunities; acts of war or terrorism, physical attacks or grid disturbances that may damage and disrupt our electric transmission and electric, natural gas, and water distribution systems; actions or inaction of local, state and federal regulatory, public policy and taxing bodies; substandard performance of third-party suppliers and service providers; fluctuations in weather patterns, including extreme weather due to climate change; changes in business conditions, which could include disruptive technology or development of alternative energy sources related to our current or future business model; contamination of, or disruption in, our water supplies; changes in levels or timing of capital expenditures; changes in laws, regulations or regulatory policy, including compliance with environmental laws and regulations; changes in accounting standards and financial reporting regulations; actions of rating agencies; and other presently unknown or unforeseen factors.

Other risk factors are detailed in Eversource Energy's reports filed with the Securities and Exchange Commission (SEC). They are updated as necessary and available on Eversource Energy's website at www.eversource.com and on the SEC's website at www.sec.gov. All such factors are difficult to predict and contain uncertainties that may materially affect Eversource Energy's actual results, many of which are beyond our control. You should not place undue reliance on the forward-looking statements, as each speaks only as of the date on which such statement is made, and, except as required by federal securities laws, Eversource Energy undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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EVERSOURCE ENERGY YEAR END 2022 RESULTS Agenda 2 Joe Nolan Chairman, President & CEO John Moreira EVP, CFO & Treasurer □ 2022 – Year in Review □ Offshore Wind Update □ Clean Energy Initiatives □ 2022 Financial Results □ 2023 Earnings Guidance □ 2023 – 2027 Outlook □ Regulatory and Equity Issuance Update

EVERSOURCE ENERGY YEAR END 2022 RESULTS Chairman, President & Chief Executive Officer Joe Nolan 3

EVERSOURCE ENERGY YEAR END 2022 RESULTS 4 Operations □ Delivered exceptional service and reliability for our customers through an active storm year □ Completed a $3.8 billion core business construction program to enhance reliability, resiliency, and customer service Regulatory □ Constructive outcome to NSTAR Electric rate review □ Received MA approval for AMI and next phases for Grid Mod and EV infrastructure □ Received approval for first MA DER proposal Offshore Wind □ Offshore Wind strategic review launched and well under way □ Continued advancement with our three offshore wind projects Other Clean Energy Initiatives □ Commitment to Science - Based Target □ Continued progress on 2030 carbon neutrality target □ Progress made on networked geothermal pilot in Framingham, MA A Look Back at The Year

EVERSOURCE ENERGY YEAR END 2022 RESULTS Operating Performance Remains Strong SAFETY Injury rate per 100 employees (DART) Average months between interruptions (MBI) System average interruption duration (SAIDI) On - time emergency response GAS RESPONSE ELECTRIC RELIABILITY 2022 Top Quartile Among Our Peers 65.2 1.0 19.5 97.8% Top Decile Among Our Peers 5 Better Than Industry Average; 17% Reduction from 2021 Exceeds Mandated Emergency Response Requirements

EVERSOURCE ENERGY YEAR END 2022 RESULTS $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 2019 2020 2021 2022 2023 $ 2.27 Dividend Growth Continues to Outperform Peers 6 Annualized Dividend Dividend Growth Consistent with EPS Growth Payout Ratios: 62% 62%* 62%* 62%* +$0.12 +$0.13 +$0.14 +$0.14 $2.55 $ 2.14 $ 2.41 *Reflects non - GAAP results, excludes non - GAAP charges +$0.15 $2.70

EVERSOURCE ENERGY YEAR END 2022 RESULTS Eversource Offshore Wind Update □ South Fork Wind construction continues to progress o Installation of onshore conduit system complete and onshore transmission cable and substation on track to be completed by this summer o Horizontal directional drilling to install conduit pipe from sea to shore was completed ahead of schedule and subsea cable installation will begin this quarter □ Other projects progressing through siting and permitting o Sunrise Wind Draft Environmental Impact Statement issued by BOEM in December and New York Public Service Commission approved Article VII certificate in November o Construction of Revolution Wind and Sunrise Wind on - track to begin the second half of this year □ Strategic review of offshore wind assets advancing o Due diligence phase continues o Could result in potential sale of all or part of our 50% interest in the Joint Venture o Expect to have an update in the second quarter of 2023 7

EVERSOURCE ENERGY YEAR END 2022 RESULTS 8 Proposed Capital Investments Needed to Unlock Renewable Distributed Energy Resources (DER) in Massachusetts □ Interconnection upgrades needed to deliver additional clean energy into our system o Current proposal would enable about 1 GW of solar if all six clusters are approved □ Portion of costs recovered from local transmission and distribution customers, and portion from developers □ One cluster now approved. Decision on remaining five clusters expected this year □ Eversource targeting completion of these projects four years from the decision dates

EVERSOURCE ENERGY YEAR END 2022 RESULTS DER – Area Map of Six Solar Cluster Proposals Plymouth Cape Marion/ Fairhaven Dartmouth/ Westport Freetown I - 90 CT MA Plainfield - Blandford I - 91 9 Approved

EVERSOURCE ENERGY YEAR END 2022 RESULTS Grid Modernization □ Under way in Four - Year Plan (2022 - 2025) □ Approximately $205 million additional capital investment program through 2025 □ Includes grid technologies to improve reliability, system planning tools, communications infrastructure, and Distributed Energy Resource Management Systems (DERMS) 10 Grid Mod and AMI Update Advanced Metering Infrastructure Key Customer Benefits □ Rate options to lower energy costs □ Outages detected without customer reporting □ Easy access to near real - time usage information Approval Specifics □ MA DPU approval in November 2022 □ Core AMI investments budget cap of approximately $535 million □ Investments above budget cap can be recovered in a future base distribution rate proceeding

EVERSOURCE ENERGY YEAR END 2022 RESULTS 11 Electric Vehicle Charging Infrastructure - Phase II Program □ December 2022 MA DPU order authorized approximately $188 million investment over 4 years to build out EV make - ready infrastructure o Approximately $66 million is capital, remainder is O&M □ Support the installation of cohesive networks of charging infrastructure, assist fleet operators to develop their own electrification roadmaps, accelerate deployment of at - home charging □ Allocate investment in environmental justice communities □ Offer rebates to customer for charging installation o Public and workplace charging o Residential customers □ Will enable approximately 8,000 commercial charging ports

EVERSOURCE ENERGY YEAR END 2022 RESULTS 12 Clean Energy Project Update □ Networked Geothermal Pilot o Currently at 90% design milestone o Installation work to begin Spring 2023 o Target on - line for Winter heating season □ Battery Energy Storage System (BESS) o Award - winning Cape Cod battery storage project came on - line in 2022 o Innovative and unique project provides clean backup power during outages o Non - wires alternative improves reliability for Outer Cape customers □ Massachusetts Solar Project o 2021 Climate Bill expands solar ownership opportunities in MA o First three projects under DPU review

EVERSOURCE ENERGY YEAR END 2022 RESULTS Executive Vice President, Chief Financial Officer & Treasurer John Moreira

EVERSOURCE ENERGY YEAR END 2022 RESULTS 14 4Q 2022 4Q 2021 Change Full - Year 2022 Full - Year 2021 Change $0.40 $0.38 $0.02 $1.72 $1.58 $0.14 0.28 0.30 (0.02) 1.71 1.61 0.10 0.25 0.22 0.03 0.67 0.59 0.08 0.02 0.02 0.00 0.11 0.11 0.00 (0.03) (0.01) (0.02) (0.12) (0.03) (0.09) $0.92 $0.91 $0.01 $4.09 $3.86 $0.23 0.00 (0.02) 0.02 (0.04) (0.32) 0.28 $0.92 $0.89 $0.03 $4.05 $3.54 $0.51 Electric Transmission Electric Distribution (Non - GAAP) Natural Gas Distribution Parent & Other (Non - GAAP) Water Distribution EPS, Ex. CL&P Settlement and Transition/Transaction Costs (Non - GAAP) CL&P Settlement & Transition/Transaction Costs Reported EPS (GAAP) 2022 vs. 2021 Financial Results

EVERSOURCE ENERGY YEAR END 2022 RESULTS 15 2023 EPS Guidance: $4.25 - $4.43 Key 2023 Earnings Drivers □ Transmission capital investments □ Base rate changes at MA electric and gas companies □ Increased revenue to support Distribution safety and reliability investments □ Lower expected storm costs □ Expected increase in equity investment valuation □ Higher depreciation and property taxes due to increased investment □ Higher interest expense □ Lower pension income

EVERSOURCE ENERGY YEAR END 2022 RESULTS Projected Capital Expenditures For Core Businesses 16 $964 $1,115 $1,207 $1,196 $1,109 $1,012 $1,012 $956 $1,189 $1,244 $1,354 $1,847 $1,750 $1,768 $1,870 $1,628 $545 $799 $804 $1,035 $1,038 $1,146 $1,115 $918 $127 $144 $155 $170 $194 $203 $218 $235 $239 $239 $266 $215 $213 $244 $219 $208 $3,064 $3,541 $3,786 $4,463 $4,304 $4,373 $4,434 $3,945 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities $ In Millions $21.5 Billion 2023 - 2027

EVERSOURCE ENERGY YEAR END 2022 RESULTS $3.3 Billion Increase in 2023 - 2026 Core Business Capex Since February 2022 Plan 17 $3,482 $5,570 $3,608 $735 $849 $4,329 $7,235 $4,334 $785 $891 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 Electric Transmission Electric Distribution Natural Gas Distribution Water IT and Facilities Feb. 2022 Plan Feb. 2023 Plan Up $42 million $ in Millions Up $847 million Up $50 million Up $726 million Up $1,665 million Increased Investment Needs to Better Serve Our Customers

EVERSOURCE ENERGY YEAR END 2022 RESULTS Key Elements Inside and Outside Our New $21.5B Core Business Capital Investment Forecast Included in Forecast □ Execution of updated capital investment forecast □ Recently approved Distributed Energy Resource projects □ DPU - approved AMI in MA □ DPU - approved Grid Mod and EV programs in MA □ FERC - approved Park City Wind contract Not Included □ AMI in CT □ Electric storage investments in CT □ Significant onshore grid enhancements to enable offshore wind resources to reach load centers □ Amounts related to Commonwealth Wind offshore project □ Clean technology investments for natural gas alternatives 18

EVERSOURCE ENERGY YEAR END 2022 RESULTS 36% 31% 43% 42% 17% 22% 4% 5% Transmission Electric Distribution Natural Gas Distribution Water 2021 Year - End Rate Base Projected 2027 Year - End Rate Base $24.4 billion* $37.7 billion* 19 Rate Base by Core Line of Business – Current and Future Note: Excludes offshore wind investments * Rate base estimates exclude certain CWIP balances which totaled approximately $2 billion at the end of 2021 and are expected to increase to approximately $3 billion by the end of 2027

EVERSOURCE ENERGY YEAR END 2022 RESULTS 20 Well Performing Core Businesses Drive EPS CAGR Solidly into Upper Half of 5 – 7% Through 2027 $2.28 $2.53 $2.65 $2.81 $2.96 $3.11 $3.25 $3.45 $3.64 $3.86 $4.09 $4.25 - $4.43 2012A* 2013A* 2014A* 2015A* 2016A 2017A 2018A 2019A* 2020A* 2021A* 2022A* 2023E* 2024E 2025E 2026E 2027E * Reflects non - GAAP results, excludes nonrecurring charges

EVERSOURCE ENERGY YEAR END 2022 RESULTS 21 Expected Sources of Cash to Fund Five - Year Capital Program Principal Funding Sources Remaining ATM (Approx. $1B) Cash Flows from Operations Potential proceeds from OSW Strategic Review New Debt Issuances Treasury Shares to Fund DRP and Employee Plans

EVERSOURCE ENERGY YEAR END 2022 RESULTS | EVERSOURCE

Status of State and Federal Regulatory Reviews

Electric Transmission (Federal Energy Regulatory Commission) 41% of 2022 regulated earnings

- Pending FERC decision on New England transmission ROEs dating back to 2011 in 4 open cases
  - Earnings currently reflect base ROE of 10.57% with a maximum ROE for any single project of 11.74%

Electric Distribution (CT PURA, MA DPU, NHPUC) 40% of 2022 regulated earnings

- CL&P: Settlement approved in October 2021
  - No base rate change can occur before at least January 1, 2024
  - Authorized capital structure (53% common equity) and ROE (9.25%) remain in place
  - Certain reconciling mechanisms continue to operate such as revenue decoupling, electric system improvement, and energy efficiency
- NSTAR Electric: Rate review order issued in November 2022
  - Annualized increase of $64 million effective January 1, 2023
  - Authorized capital structure of 53.21% common equity and authorized ROE of 9.8%
  - Performance-based ratemaking approved for a 5-year term
- PSNH: Operating under rate settlement that took effect in January 2021
  - The last of three step increases was effective November 2022

Natural Gas Distribution (CT PURA, MA DPU) 16% of 2022 regulated earnings

- NSTAR Gas and Eversource Gas of MA operating under 10-year and 8-year rate plans, respectively
  - Most recent distribution increases were effective November 2022
- Yankee Gas prior rate case occurred in 2018
  - Certain reconciling mechanisms continue to operate, such as revenue decoupling and gas system improvement

Aquarion CT: (CT PURA) 3% of 2022 regulated earnings

- Filed rate case review on August 29, 2022, expect to have new rates effective March 2023

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EVERSOURCE ENERGY YEAR END 2022 RESULTS 23 A Value Proposition That Delivers Results for Investors Keys to Our Success: Results Delivered: 2. Control O&M spending Track record of strong cost discipline 1. Exceed industry EPS and dividend growth Long - term average recurring EPS and dividend growth of about 6%, through 2022. Growth driven by robust regulated Cap Ex program and effective cost management 4. Deliver top - tier service quality and reliability Reliability metrics top decile vs. peers 5. Manage a robust investment program focused on safety, reliability, customer service and clean energy Capital expenditures of $21.5 billion for 2023 - 2027 for core businesses ensure a safe and reliable delivery system for our 4.4 million customers 3. Maintain strong financial condition Top - tier credit ratings 6. Pursue clean energy solutions for the region Progress on offshore wind, energy efficiency, solar, storage, AMI installation, EV infrastructure 7. Address environmental, social and governance strengths Achieving top - tier industry ratings from key sustainability raters

EVERSOURCE ENERGY YEAR END 2022 RESULTS 24 APPENDIX

EVERSOURCE ENERGY YEAR END 2022 RESULTS $417 $406 $312 $324 $263 $136 $438 $461 $527 $436 $575 $748 $352 $329 $270 $252 $174 $72 $1,207 $1,196 $1,109 $1,012 $1,012 $956 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2022A 2023E 2024E 2025E 2026E 2027E CL&P NSTAR Electric PSNH 25 $ in Millions Projected Transmission Capital Expenditures Other concepts under development

EVERSOURCE ENERGY YEAR END 2022 RESULTS $3,953 $4,114 $4,262 $4,358 $4,436 $4,405 $3,679 $3,992 $4,322 $4,578 $4,852 $5,116 $1,529 $1,748 $1,918 $2,095 $2,239 $2,288 $9,161 $9,854 $10,502 $11,031 $11,527 $11,809 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 2022A 2023E 2024E 2025E 2026E 2027E CL&P NSTAR Electric PSNH 26 $ in Millions Transmission Rate Base Growth Projections

EVERSOURCE ENERGY YEAR END 2022 RESULTS 27 $942 $1,037 $1,165 $1,216 $1,324 $1,480 $1,549 $1,689 2020A 2021A 2022A 2023E 2024E 2025E 2026E 2027E Year - End Rate Base $ in Millions Aquarion Rate Base Forecast

EVERSOURCE ENERGY YEAR END 2022 RESULTS 28 Assumptions October 2022 February 2023 Costs Locked in for Three Projects ~82% ~90% Offshore Investment as of Prior Quarter End $1.8B $1.95B Expected Spending 2023 * $1.9B - $2.1B Expected Total Spending 2024 – 2026 * $1.6B - $1.9B Expected Long - Term Average ROE 11 - 13% (Likely higher due to impact of IRA) 11 - 13% South Fork Wind In Service Late 2023 (Under Construction) Late 2023 (Under Construction) Revolution Wind In Service In 2025 In 2025 Sunrise Wind In Service Late 2025 Late 2025 Offshore Wind Updates * Spending estimates in 2021 10 - K filed in February 2022 projected investment of $2.1 - $2.2 billion by the end of 2022 and an additional $3.0 - $3.6 billion from 2023 – 2026.

EVERSOURCE ENERGY YEAR END 2022 RESULTS | EVERSOURCE

Revolution Wind and Sunrise Wind Now Well Into Siting Process

	South Fork Wind	Revolution Wind	Sunrise Wind
Size	130 MW	704 MW	924 MW
Construction Operation Plan Filing with BOEM	Final approvals received January 2022	Draft Environmental Impact Statement issued September 2022; final approvals expected October 2023	Draft Environmental Impact Statement issued December 2022; final approvals expected November 2023
State Permit	NY State Article VII certificate approved March 2021	RI Energy Facility Siting Board approval received July 2022	NY State Article VII certificate approved November 2022
Price as of first day of commercial operation	~ $0.160/KWH for 90 MW ~ $0.086/KWH for 40 MW (avg. annual escalator: 2%)	$0.09843/KWH for RI (no escalator) $0.09843/KWH for CT for 200 MW (no escalator) $0.0995/KWH for CT for 104 MW (no escalator)	$0.11037/KWH (no escalator)
Term	20 years	20 years	25 years
Status of Contracts	130 MW for NY approved	400 MW for RI approved 304 MW for CT approved	Contract signed with NYSERDA in October 2019
Interconnection	East Hampton, NY (LI)	Davisville, RI	Brookhaven, NY (LI)

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EVERSOURCE ENERGY YEAR END 2022 RESULTS | EVERSOURCE

FERC Transmission New England ROE Update

- Current base: 10.57%; Cap: 11.74% (2014 Opinion 531A)
- October 2018 FERC Order in New England ROE cases proposed a new methodology to address issues raised by Court in vacating Opinion 531A (New England ROE Complaint I)
  - This new methodology provided a path forward to resolve 2011, 2012, 2014 and 2016 complaints against New England transmission ROEs
  - Briefs and reply briefs filed in early 2019; timing of decision remains unclear
  - Original FERC-proposed new methodology averaged DCF, CAPM, risk premium, expected earnings
  - Illustrative base: 10.41%; Cap: 13.08% (October 2018 proposed new method)
  - FERC changed methodology in revised May 2020 MISO TO Order and applied only DCF, CAPM and risk premium methodologies. No date given for New England ROE decision
  - In August 2022, the U.S. Court of Appeals issued a decision vacating the MISO ROE Opinions and remanded to FERC to reopen proceedings
  - In March 2020, FERC issued a NOPR asking for comments on several items related to incentives, including raising RTO adder from 50 bps to 100 bps and capping incentives at 250 bps
  - ES incentives now capped at 11.74%, 117 bps above 10.57% base

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EVERSOURCE ENERGY YEAR END 2022 RESULTS Aquarion Connecticut Rate Review Summary □ Rate review filed on August 29, 2022 □ First rate review in nearly a decade □ Hearings held through December 7, 2022 □ Expected decision date of March 15, 2023 □ Revenue deficiency requested: o $27.5M in Year 1, or 13.9% o $22.4M over 2 subsequent rate years 31

EVERSOURCE ENERGY YEAR END 2022 RESULTS 32 Aquarion Water’s $206 Million Plan to Improve SW CT Reliability $180 M Program Investment o Phase 1 Water mains complete $10 million o Phase 2 Stamford mains complete $12 million o Phase 3 Partial parallel SWRP $58 million ▪ Design 2020 ▪ Execution 2022 thru 2024 o Phase 4 – Hemlock $100 million ▪ Design 2021 to 2023 ▪ Execution 2024 to 2027 Transmission Main Improvements Putnam WTP Mianus WTP Stamford WTP Rewak Well Southwest Regional Pipeline Belden Tanks Wilton Road Pump Station Hemlocks WTP Norwalk Interconnection Greenwich Stamford Darien Norwalk New Canaan Wilton Ridgefield Redding Monroe Trumbull Easton Weston Bridgeport Westport Laurel Reservoir Bargh Reservoir North Stamford Reservoir Hemlocks Reservoir Wire Mill Well Pumping & Storage Improvements $26 M Program Investment o Anderson Road pump station 2017 o Havemeyer pump station 2020 o Westport tank improvements 2023 □ Aquarion Water’s $206 Million Plan to Improve Southwest CT Reliability

EVERSOURCE ENERGY YEAR END 2022 RESULTS Equity Issuance Update New Shares □ $1.2 billion At - The - Market Program has issued 2.17M shares at a weighted average price of $92.31 in 2022 with proceeds of approximately $200 million Treasury Shares □ Dividend reinvestment, employee equity programs continue with approximately 950,000 shares issued in 2022 33

EVERSOURCE ENERGY YEAR END 2022 RESULTS Company Size/Coupon Maturity CL&P $400M @ 2.50% Jan 15, 2023 Parent $450M @ 2.80% May 1, 2023 Parent $350M @ SOFR + 25 b.p. Aug 15, 2023 PSNH $325M @ 3.50% Nov 1, 2023 NSTAR Electric $80M @ 3.88% Nov 15, 2023 Parent $400M @ 3.80% Dec 1, 2023 34 2023 Debt Issuances to Fund Utility Capital Needs and Maturities 2023 Issuances to Date 2023 Larger Maturities Company Size/Coupon Maturity CL&P $500M @ 5.25% Jan 15, 2053 PSNH $300M @ 5.15% Jan 15, 2053

EVERSOURCE ENERGY YEAR END 2022 RESULTS 35 □ In 2019, we announced an industry leading goal to reduce emissions from 5 key operational areas: o Line loss o Leaks from natural gas distribution o Facilities o Vehicle fleet o Use of SF6, a potent greenhouse gas, in electrical equipment □ In 2022, we built on this strong foundation by committing to set a Science Based Target Eversource Is Building On Our Commitment to Lower Emissions 72% 9% 8% 7% 4% 2021 GHG Footprint Line Loss Methane Facilities Fleet SF6

EVERSOURCE ENERGY YEAR END 2022 RESULTS □ Currently at 90% design milestone □ In process of reviewing construction proposals □ Permitting and land rights work is underway □ 149 customers and 39 buildings total □ Primary purpose is to gather sufficient data on the costs, operation, emissions reductions and customer satisfaction with the technology 36 Networked Geothermal Pilot

EVERSOURCE ENERGY YEAR END 2022 RESULTS Eversource Recognized as a Leading Energy Company 37 Included in Newsweek’s list of Most Responsible Companies as the #1 Utility Included in the CNBC/Just Capital list of JUST 100 Companies, a ranking of most responsible publicly traded companies Recognized in Bloomberg’s Gender - Equality Index for our commitment to transparency in gender reporting and promoting women’s equality in the workplace Recognized as a 2023 Institutional Investor “Most Honored Company” for industry leading ESG, investor relations and multiple other categories as voted by institutional investors Recognized by As You Sow as a Top 10 company and #1 Utility for DE&I data transparency and commitment to racial equity and social justice